CHARGE OVER SHARES
                            AND IRREVOCABLE PROXY

     CHARGE OVER SHARES is dated as of April 1, 1997 and is made between SLM International, Inc., a Delaware corporation, (the "Grantor") and The Chase Manhattan Bank, a New York banking corporation as agent (the "Agent") (i) for the lenders (the "Lenders") referred to in the Credit Agreement dated as of the date hereof, among the Grantor, #1 Apparel, Inc. a Delaware corporation and Maska U.S., Inc., a Vermont corporation (collectively, the "Borrowers") the Lenders and the Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

     The Agent and the Lenders have agreed to extend Credits to or for the account of, the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Credits under the Credit Agreement is conditioned on the execution and delivery by the Grantor of a Charge Over Shares in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantor at any time and from time to time under this Charge Over Shares and (d) all other obligations of the Grantor and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents).

     Accordingly, the Grantor and the Agent hereby agree as follows:

     1. Charge Over Shares and Debt. As security for the payment and performance in full of the Secured Obligations, the Grantor hereby charges unto and grants to the Agent, for its own benefit and for the benefit of the Lenders, a security interest in all of the Grantor's right, title and interest in and to, (a) the shares owned by the Grantor, which shares are listed in Part A of Schedule I annexed hereto next to the Grantor's name (the "Initial Charged Shares" and any additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, capital stock of the issuers listed in Part A of Schedule I annexed hereto, or any corporation successor thereto pursuant to an amalgamation or other reorganization, obtained in the future by the Grantor (collectively, the Initial Charged


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Shares together with all such additional shares and securities pledged in the future, the "Charged Shares"), (b) all instruments of indebtedness naming (whether now existing or hereinafter arising) the Grantor as payee thereunder, which indebtedness shall be listed in Part B of Schedule I annexed hereto next to the Grantor's name (the "Charged Debt") and (c) subject to Section 5 below, all proceeds of the Charged Shares or Charged Debt, including, without limitation, all cash, dividends, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for pursuant to a purchase, redemption, conversion or cancellation or other transformation for any of or all such Charged Shares or Charged Debt, all renewals thereof, and all accessions and substitutions thereto (the items referred to in clauses (a) through (c) being collectively called the "Collateral"). Upon delivery to the Agent, all forms of transfer or assignment securities or notes now or hereafter included in the Collateral including, without limitation, the Charged Shares and the Charged Debt (the "Charged Securities") shall be accompanied by undated share certificates, as the case may be, duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Charged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being charged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     2. Delivery of Collateral. The Grantor agrees to deliver promptly or cause to be delivered promptly to the Agent, for its own benefit and for the benefit of the Lenders, any and all stock or share certificates or other documents of title to or representing the Charged Securities together with such duly executed transfers or assignments or Stock Transfer forms with the name of the transferee, date and consideration left blank, as the Agent may require to enable the Agent to vest the same in the Agent (for its own benefit and for the benefit of the Lenders) or its nominee, to the intent that the Agent may at any time following an Event of Default, (subject always to the terms of the Credit Agreement) present them for registration to the issuer of the Charged Securities.

     3. Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants as to itself and the Collateral charged by it hereunder to and with the Agent that:

     (a) except for the security interest and charge granted to the Agent and Liens permitted under the Credit Agreement, the Grantor (i) is and, subject to the provisions of the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Charged Shares that it is charging hereunder and is and will continue to be the holder of the Charged Debt that it is charging hereunder, (ii) holds the Collateral that it is charging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Credit Agreement, transfer of, grant any option or similar right with respect to, or create or suffer to exist any security interest in, the Collateral (or any part thereof) that it is charging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in


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any manner the rights of any present or future holder of any Charged Shares with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Agent and charged, pledged or assigned hereunder;

     (b) the Grantor (i) has the requisite power and authority to charge and assign the Collateral it is charging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Charged Debt without the prior written consent of the Agent, nor forgive any Indebtedness evidenced by any Charged Security, and (iii) will defend its title or interest thereto or therein against any and all Liens, however arising, of all persons whomsoever (other than the Liens permitted by the Credit Agreement);

     (c) no consent or approval not obtained of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the charge, and security interests effected hereby;

     (d) by virtue of the execution and delivery by the Grantor of this Charge Over Shares, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Charge Over Shares, the Agent will obtain a valid and perfected first equitable mortgage and charge over and security interest in such Collateral as security for the repayment of the Secured Obligations;

     (e) the charge is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein;

     (f) all of the Charged Shares have been duly authorized and validly issued and as at the date hereof, the Initial Charged Shares constitute (i) all of the issued and outstanding shares of the issuers listed on Part A of Schedule I annexed hereto, and (ii) all outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Charged Shares, and such Charged Shares have been validly charged to the Agent pursuant hereto;

     (g) the Charged Debt constitutes all of the issued and outstanding intercompany Indebtedness, evidenced by a promissory note of the respective issuers thereof owing to the Grantor;

     (h) charge hereunder, immediately upon its acquisition (directly of indirectly) thereof, any and all shares of any person that, after the date of this Charge Over Shares, becomes, as a result of any occurrence, a direct subsidiary of the Grantor; and

     (i) (i) charge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional Indebtedness from time to time owed to the Grantor


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by any obligor on the Charged Debt, and (ii) charge hereunder, immediately upon their issuance, any and all instruments or other evidences of Indebtedness from time to time owed to the Grantor by any person that after the date of this Charge Over Shares becomes, as a result of any occurrence, a direct or indirect subsidiary of the Grantor.

All representations, warranties and covenants of the Grantor contained in this Charge Over Shares shall survive the execution, delivery and performance of this Charge Over Shares until the termination of this Charge Over Shares pursuant to
Section 14 hereof.

     4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion, with subsequent notice to the Grantor) to transfer the Charged Securities into its own name or the name of its nominee, to require the directors of the issuer to approve such transfer or assignment of the Charged Securities (subject to the Articles of Association of the issuers) and, subject to payment of any stamp duty on the transfer or assignment of such Charged Securities, to register the Agent or its nominee (as the case may be) as the holder thereof. In addition, subject always to the Articles of Association of the issuer, the Agent shall at all times have the right to exchange the certificates representing any of the Charged Securities for certificates of smaller or larger denominations for any purpose consistent with this Charge Over Shares.

     5. Voting Rights; Dividends; Irrevocable Proxy; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

     (i) The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Charged Shares or any part thereof for any purpose not inconsistent with the terms of this Charge Over Shares, the Credit Agreement and the other Loan Documents, provided that such action would not adversely affect the rights and remedies inuring to the Agent or the Lenders under this Charge Over Shares or the Credit Agreement or the ability of the Agent or the Lenders to exercise the same.

     (ii) The Agent shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph
(iii) below.

     (iii) The Grantor shall be entitled to receive and retain any and all cash dividends, principal and interest paid on the Charged Securities only to the extent that such cash dividends, principal and interest are permitted by, and otherwise paid in accordance with the terms and conditions of the Credit Agreement, the Articles of Association of the issuer of the Charges Securities, the other Loan Documents and applicable laws. Any and all


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     x noncash dividends,

     y. return of capital, capital surplus or paid-in surplus, dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, principal, interest and

     z. other distributions made on or in respect of Charged Securities (other than contributions described in the initial sentence in (a)(iii) above), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Charged Securities or received in exchange for Charged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to receive any dividends, principal, interest, stock, instruments, securities, and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, principal, interest, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5. All dividends, principal, interest, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 which are received by the Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof. After all Events of Default have been cured or waived, the Agent shall, within five Business Days after all such Events of Default have been cured or waived, the Grantor shall again be entitled to receive dividends, principal, interest, stock instruments, securities and other distributions which the Grantor is entitled to receive pursuant to paragraph (a)(iii) of this Section 5.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and consensual rights and powers which it is


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entitled to exercise pursuant to Section 5(a)(i) shall cease, and pursuant to the irrevocable proxy granted herein, all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantor to exercise such rights. After all Events of Default have been cured or waived, the Grantor shall have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a) (i) above and the obligations of the Agent pursuant to the terms of paragraph (a) (ii) of this Section 5 shall be reinstated.

     (d) As long as the Credit Agreement remains in effect and until all of the Secured Obligations have been paid fully and indefeasibly, any payments made in respect of the Charged Debt shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received.

     (e) In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request.

     Without limiting the effect of the foregoing, the Grantor does constitute and appoint the Agent as its proxy, and upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Charged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders meetings to be held from time to time with full power to vote and act for and in the name, place and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Agent full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Charged Shares on the record books of the issuer thereof) by any person (including the issuer of the Charged Shares or any director, officer or agent thereof).

     Immediately following occurrence of an Event of Default, the Grantor shall give notice to the Company Secretary of the Issuer of the Charged Shares of the appointment of the Agent as the Grantor's proxy in accordance with this Section 5 and the Grantor's attorney in accordance with Section 10 hereof in relation to the Charged Securities.

                            THIS PROXY IS IRREVOCABLE


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     Other than the proxies given by the Grantor to the Indenture Trustee, any proxy of proxies heretofore given by the Grantor to any person or persons whatsoever are hereby revoked. THIS PROXY SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL SECURED OBLIGATIONS ARE PAID AND SATISFIED IN FULL IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT.

     6. Issuance of Additional Shares. Except as may be permitted by the Credit Agreement, the Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Charged Securities or otherwise.

     7. Supplemental Documentation. In connection with the execution and delivery of this Charge Over Shares the Grantor shall furnish or cause to be furnished to the Agent on or prior to the Closing Date a certificate, substantially in the form of Annex A hereto, signed by a Responsible Officer of the Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of the Grantor in Section 3 hereof are true and correct and that the Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

     8. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Agent may, in addition to all other rights and remedies provided for herein or otherwise available to it, including all the rights and remedies of a secured party under the United States Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Charged Securities), sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Agent's intention to make any sale of the Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any


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public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Agent may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from the Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Charge Over Shares and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

     FIRST, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

     SECOND, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Charge Over Shares or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     THIRD, to the Agent to be held as cash collateral to the extent of undrawn amounts, if any, of outstanding Letters of Credit;


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     FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

     FIFTH, to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with the amounts of Secured Obligations owed to them on the date of any such distribution); and

     SIXTH, to the Indenture Trustee for the Senior Secured Notes, the Grantor, their successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may otherwise direct.

     10. Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent its attorney-in-fact upon the occurrence and during the continuance of an Event of Default solely for the purpose of carrying out the provisions of this Charge Over Shares and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse the cheques, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or the Lenders to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Lenders, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or the Lenders or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Agent or the Lenders in the absence of the gross negligence or wilful misconduct of the Agent or the Lenders.

     11. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.


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     12. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any guarantee or other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Charge Over Shares (other than the indefeasible payment in full of all of the Secured Obligations and subject to Section 14 of this Charge Over Shares).

     13. Agent's Fees and Expenses. The provisions of Section 11.04 of the Credit Agreement with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon the Grantor as if set forth herein, and the Grantor shall be obligated to, (x) upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Charge Over Shares, (ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, and (y) indemnify the Agent and the Lenders, in each case to the same extent set forth in Section 11.04 of the Credit Agreement. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

     14. Termination. This Charge Over Shares shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Agent shall have no further obligation to issue any Letters of Credit, at which time the Agent shall reassign without any representations or warranties and deliver, to the extent required by the Intercreditor Agreement, to the Indenture Trustee, or otherwise to the Grantor, or to such person or persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantor contained in this Charge Over Shares shall survive, and remain operative and in full force and effect regardless of, the termination of this Charge Over Shares. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantor. The security interest hereunder shall automatically terminate in any Collateral that is permitted to be sold or disposed of by the Credit Agreement or in the case of any sale that is consented pursuant to Section 11.08 of the Credit


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


Agreement. The Agent shall promptly take such action, and execute such releases, termination statements or other documents as may be reasonably requested by an interested party, at the expense of the Grantor, to evidence the termination and releases contemplated hereby.

     15. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of the Grantor: at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033 (Telecopy No. (802) 222-5781),
Attention: Russell David, Vice President - Finance, with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David
W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (ii) in the case of any other person, as provided in the Credit Agreement.

     16. Further Assurances. The Grantor agrees at its expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Charge Over Shares or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

     17. Binding Agreement; Assignments. This Charge Over Shares, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Charge Over Shares or any interest herein or in the Collateral, or any part thereof, or otherwise charge, pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Charge Over Shares, except as contemplated or permitted by this Charge Over Shares or the Credit Agreement.

     18. Governing Law/Jurisdiction. This Charge Over Shares shall be governed by and interpreted and construed in accordance with English law.

     The Grantor, for the benefit of the Agent and the Lenders, hereby irrevocably agrees that any proceedings or disputes in connection this Charge Over Shares may be brought either in the courts of England and Wales, or in any competent state court of the State of New York, USA or any federal court within the State of New York, USA and hereby submits to the non-exclusive jurisdiction of or any such court.

     The Grantor and the Agent irrevocably waive any objection which each may respectively have, now or hereafter, to the laying of the venue of any proceedings in any such court as is referred in this Section 18 and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agree that a judgement in any proceedings brought in any competent court shall be conclusive and binding upon the Grantor and may be enforced in the courts of any other jurisdiction.


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


     19. Severability. In case any one or more of the provisions contained in this Charge Over Shares should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

     20. Counterparts. This Charge Over Shares may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Charge Over Shares shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent, and the Agent shall have executed this Charge Over Shares.

     21. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Charge Over Shares.

     22. English Language. The parties hereto confirm that it is their wish that this Charge Over Shares as well as any other documents relating thereto, including notices, have been and shall be drawn up in the English language only.

     Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents, y compris tous avis, s'y rattachant, solent rediges en langue anglaise seulement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Charge Over Shares as of the day and year first above written.

                                    SLM INTERNATIONAL, INC.

                                    By:______________________________
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK, as Agent

                                    By_____________________________
                                      Name:
                                      Title:


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